Critical Accounting Estimates and Judgements	12 Months Ended
Dec. 31, 2017
Critical Accounting Estimates and Judgements
5	CRITICAL ACCOUNTING ESTIMATES AND JUDGMENTS

Estimates and judgments used are continuously evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

5.1	Critical accounting estimates and assumptions

The Group makes estimates and assumptions concerning the future. The resulting accounting estimates will, by definition, seldom equal the related actual results. The estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are addressed below.

a)	Estimated impairment of goodwill and other intangible assets with indefinite useful life

Impairment reviews are undertaken annually to determine if goodwill arising from business acquisitions and other intangible assets with indefinite useful life are impaired, in accordance with the policy described in Note 2.15-i). For this purpose, goodwill is allocated to the different CGU to which it relates while other intangible assets with indefinite useful life are assessed individually. The recoverable amounts of the CGU and of other intangible assets with indefinite useful life have been determined based on the higher of their value-in-use and fair value less costs to sell. This evaluation requires the exercise of Management’s professional judgment to analyze any potential indicators of impairment as well as the use of estimates in determining the value in use, including preparing future cash flows, macro-economic forecasts as well as defining the interest rate at which said cash flows will be discounted.

If the Group experiences a significant drop in revenues or a drastic increase in costs or changes in other factors, the fair value of their business units might decrease. If management determines the factors that reduce the fair value of the business are permanent, those economic factors will be taken into consideration to determine the recoverable amount of those business units and therefore, goodwill as well as other intangible assets with indefinite useful life may be deemed to be impaired, which may cause their write-down to be required.

In accordance with the impairment evaluations carried out by the Management, losses due to deterioration of the goodwill and of the trademarks have been recognized; they were generated by the decrease in the expected flows as a reduction of the contracts’ “backlog”.

At December 31, 2016 and 2017 the Group has performed a sensitivity analysis increasing or decreasing the assumptions of gross margin, discount rate and revenue and terminal growth rate by a 10%, with all the other variables held constant, as follows:

	Difference between recoverable amount and carrying amounts
	2016		2017

Goodwill
Gross margin	(10%)	+10%	(10%)	+10%
Mining construction services	19.18%	71.19%	—	—
Engineering and construction	(42.68%)	17.85%	81.31%	143.63%
Electromechanical	32.16%	74.41%	197.30%	620.85%
IT equipment and services	200.93%	289.04%	0.32%	38.87%
Telecommunication services	(110.85%)	176.40%	465.17%	1339.26%

Discount rate:	(10%)	+10%	(10%)	+10%
Mining construction services	65.94%	28.99%	—	—
Engineering and construction	8.22%	(27.56%)	146.07%	86.86%
Electromechanical	74.42%	36.77%	478.08%	354.39%
IT equipment and services	285.63%	212.65%	30.06%	11.25%
Telecommunication services	70.31%	4.59%	2190.66%	1967.37%

Terminal growth rate:	(10%)	+10%	(10%)	+10%
Mining construction services	42.92%	47.55%	—	—
Engineering and construction	(16.49%)	(7.84%)	107.41%	117.91%
Electromechanical	51.14%	55.62%	402.19%	416.25%
IT equipment and services	243.21%	247.06%	18.54%	20.52%
Telecommunication services	26.14%	39.94%	2232.86%	2394.81%

Trademarks
Revenue growth rate:	(10%)	+10%	(10%)	+10%
Morelco	22.37%	42.03%	16.37%	(4.79%)
Vial yVives - DSD	17.01%	43.01%	(40.72%)	(63.32%)
Adexus	(8.18%)	(9.91%)	22.10%	(0.10%)

Discount rate:	(10%)	+10%	(10%)	+10%
Morelco	53.35%	15.66%	(7.21%)	22.92%
Vial yVives - DSD	56.88%	10.88%	(58.56%)	(45.65%)
Adexus	15.42%	(10.59%)	(2.13%)	28.02%

Terminal growth rate:	(10%)	+10%	(10%)	+10%
Morelco	29.19%	34.94%	8.61%	3.17%
Vial yVives - DSD	23.19%	37.83%	(51.36%)	(54.47%)
Adexus	(0.12%)	1.89%	13.27%	8.86%

In 2017 if the gross margin, the discount rate or terminal growth rate had been 10% below or 10% above Management’s estimates, the Group would have not recognized a provision for impairment of goodwill (in 2016 would have recognized a provision for impairment of the Engineering and Construction CGU and Telecommunication Services CGU).

In 2017 if the revenue growth rate, terminal growth rate or the discount rate had been 10% or had been 10% above Management’s estimates, the Group would have recognized a provision for impairment of their trademarks in Morelco, Vial y Vies-DSD and Adexus (in 2016, would have recognized a provision for impairment of trademark in Adexus).

At December 31, 2017, as a result of these evaluations, an impairment was identified and recorded in the Engineering and Construction CGU, trademark impairment in Vial and Vives-DSD and goodwill impairment in Morelco (At December 31, 2016, a goodwill impairment was recorded in the Engineering and Construction CGU, in Vial and Vives-DSD) (Note 18).

b)	Income taxes

Determination of the tax obligations and expenses requires interpretations of the applicable tax laws and regulations. The Group seeks legal and tax counsel before making any decision on tax matters.

Deferred tax assets and liabilities are calculated on the temporary differences arising between the tax basis of assets and liabilities and the amounts stated in the financial statement of each entity that makes up the Group, using the tax rates in effect in each of the years in which the difference is expected to reverse. Any change in tax rates will affect the deferred income tax assets and liabilities. This change will be recognized in the income statement in the period in which the change takes effect.

Deferred income tax assets are recognized only to the extent that it is probable that future taxable profit will be available against which the temporary differences and tax loss carryforwards can be utilized. For this purpose, the Group takes into consideration all available evidence, including factors such as historical data, projected income, current operations and tax planning strategies. A tax benefit related to a tax position is only recognized if it is more likely than not that the benefit will ultimately be realized.

The Group´s maximum exposure to tax contingencies amounts to S/13.5.

c)	Percentage of completion revenue recognition

Revenues from construction contracts are recognized using the percentage-of-completion method which is based on the completion of a physical proportion of the overall work contract considering total costs and revenues estimated at the end of the project (Note 2.25 i).

As of December 31, 2015, 2016 and 2017, a sensitivity analysis was performed considering a 10% increase/decrease in the Group’s gross margins, as follows:

	2015	2016	2017
Sales	5,501,537	3,945,599	3,253,199
Gross profit	159,158	194,378	224,040
%	2.89	4.93	6.89
Plus 10%	3.18	5.42	7.58

Increase in pre-tax profit	15,787	19,473	22,552

	174,949	213,851	246,592

Less 10%	2.60	4.44	6.20

Decrease in pre-tax profit	(15,787)	(19,473)	(22,552)

	143,371	174,905	201,488

d)	Provision for well closure costs

At December 31, 2017 the present value of the estimated provision for closure of 144 wells located in Talara amounted to S/16.8 million (S/17.2 million as of December 31, 2016 for closure of 144 wells). The well closure liability is adjusted to reflect the changes that resulted from the passage of time and from reviews of either the date of occurrence or the amount of the present value of the originally estimated obligations (Note 18).

The Group estimates the present value of its future obligation for well closure costs, or well closure liability, and increases the carrying amount of the asset that will be withdrawn in the future and that is shown under the heading of intangibles in the statement of financial position.

The pre-tax discount rate used for the present value calculation was 2.09% for Block I and 2.27% for Block V (1.93% for Blocks I and V for year 2016), and 2.72% for Blocks III and IV, (2.93% for year 2016) based on a 5 to 30-year rate used on U.S. bonds effective at December 31, 2017

If, at December 31, 2016 and 2017, the estimated rate had increased or decreased by 10%, with all variables held constant, the impact on pre-tax profit would have not been significant.

e)	Impairment of investment in Gasoducto Sur Peruano

Based on the termination of the concession agreement, on which Gasoducto Sur Peruano S.A. (GSP) acts as concessionaire (Note 16.a-i), the Group identified potential impairment indicators affecting the recoverability of its investment. Consequently, the Group has applied the rules stated in IAS 36, ‘Impairment of assets” to determine the recoverable amount of this investment.

In that process, the Group has applied judgment to weight the various uncertainties surrounding the amount that can be recovered from this investment. Management has determined the recoverable amount assuming two key factors: (i) the amount that GSP will recover as a result of the public auction, and (ii) the validity of its right to subordinate the Odebrecht Group’s debts in GSP.

With relation to the amount to be recovered by GSP, the Group is assuming a recovery of the minimum amount established in the concession agreement, which is equivalent to 72.25% of the Net Carrying Amount (NCA) of the Concession assets. This amount, in substance, represents a minimum payment to be obtained by GSP based on a public auction (liquidation) to be set up for the adequate transfer of the Concession’s assets to a new Concessionaire within a year, under the relevant contractual terms and conditions.

With relation to the validity of its right to subordinate the Odebrecht Group’s liabilities in GSP, Management assessment, in consultation with its legal advisors, is that, although some uncertainties exist, these do not represent a material risk for exercising this right.

The concession agreement also established two additional tranches of 82.5% or 100% of the NCA to be recovered as a result of public auction, depending on several factors. In any of these scenarios, the Group would be able to recover their total investment and no additional impairment would be necessary to be recognized.

Depending on the date in which the NCA is actually cashed, the Group may need to take into account additional costs ranging from S/18.95 million (US$5.64 million) to S/42.2 million (US$12.56 million), due to higher financial expense.

f)	Impairment of the joint operation in Consorcio Constructor Ductos del Sur (CCDS)

CCDS was mainly engaged in performing the engineering, procurement and construction work for Gasoducto Sur Peruano S.A. (GSP). Due to the early termination of GSP, the Group applied the rules stated in IAS 36 “Impairment of assets” and IAS 37 “Provisions” to determine the recoverable amounts of the assets and liabilities to be recorded, respectively. As of December 31, 2016, adjustments were made to the audited financial statements of CCDS; as a result, the following adjustments were included in the financial statements of our subsidiary GyM S.A., resulting in a loss of S/15.2 million:

S/000
Income for debt forgiveness (i)	431,484
Indemnification income	33,600
Work in progress impairment (ii)	(410,199)
Other provisions	(24,915)
Inventories impairment (iii)	(33,824)
Financial expenses	(7,004)
Property, plant and equipment impairment	(4,143)
Others (liability) asset, net	(164)

(15,165)

(i)	The extinguished trade accounts payable relates to the recognition of the construction project estimated margin recorded as a liability (Note 2.25.i)
(ii)	The recoverable of work in progress relates to the minimum secured payment to be obtained from GSP.
(iii)	Inventories were specialized in nature assets and cannot be traded in an active market that could not be sold in an active market.

5.2	Critical judgments in applying of the accounting policies

Consolidation of entities in which the Group holds less than 50%

The Group owns some direct and indirect subsidiaries of which the Group has control even though it has less than 50% of the voting rights. These subsidiaries mainly comprise indirect subsidiaries in the real estate business owned through Viva GyM S.A., has the power to affect the relevant activities that impact the subsidiaries’ returns, where even though the Group holds interest between 30% and 50%, has the power to affect the relevant activities that impact the subsidiaries’ returns. Additionally, the Group has de facto by a contractual agreement with the majority investor control over Promotora Larcomar S.A. of which it owns 46.55% of equity interest.

Consolidation of entities in which the Group does not have joins control but have rights and obligations over the assets and liabilities

The Group assesses, on an ongoing basis, the nature of the contracts signed with one or more parties. If no control or joint control is determined to be held by the Group but it has rights to assets and obligations for liabilities under the arrangement, then the Group recognizes its assets, liabilities, revenue and expenses and its share of any jointly controlled assets or liabilities and any revenue or expense arising under the arrangement as a joint operation in accordance with IFRS 11 - Joint arrangements (Note 2.2-d).